UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2016

IMPRIMIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12264 El Camino Real, Suite 350
San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 704-4040

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On March 3, 2016, Imprimis Pharmaceuticals, Inc. (the “Company”) issued a press release announcing certain preliminary unaudited results for the quarter and year ended December 31, 2015. The press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 2.02, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent it is specifically incorporated by reference but regardless of any general incorporation language in such filing.

The information furnished under this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to constitute an admission that such information or exhibit is required to be furnished pursuant to Regulation FD or that such information or exhibit contains material information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information or exhibit in the future.

Item 7.01	Regulation FD Disclosure

Attached as Exhibit 99.2 to this Item 7.01 is a presentation that is being used by the management of Imprimis Pharmaceuticals, Inc. (the “Company”) at investor conferences and at meetings describing the Company.

The information contained in Item 7.01 of this report and in Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated March 3, 2016 issued by Imprimis Pharmaceuticals, Inc.

99.2	Company presentation dated March 2016

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits filed herewith, contains certain forward-looking statements about the Company’s estimated 2015 financial results, anticipated 2016 performance and its plans to upgrade and construct new pharmacy facilities and register these facilities as outsourcing facilities. Actual events or results may differ materially from those contained in these forward-looking statements. Among the important factors that could cause future events or results to vary from those expressed or implied by the forward-looking statements include, among others, the possibility that the Company’s 2015 financial results will differ materially from its preliminary estimates upon completion and audit of its financial statements; delays or other difficulties associated with the construction and upgrade of the Company’s pharmacy facilities; delays or failures in the Company’s efforts to register certain of its pharmacy facilities as outsourcing facilities; and general regulatory developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry. In addition, please refer to the documents that the Company files with the Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K, which identify and address other important factors that could cause events and results to differ materially from those expressed or implied by the forward-looking statements set forth in this Current Report on Form 8-K, including the exhibits filed herewith, and in the Company’s other filings. The Company is under no duty to update any of the forward-looking statements after the date of this Current Report on Form 8-K to conform to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPRIMIS PHARMACEUTICALS, INC.

Dated: March 3, 2016	By:	/s/ Andrew R. Boll
	Name:	Andrew R. Boll
	Title:	Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated March 3, 2016 issued by Imprimis Pharmaceuticals, Inc.

99.2	Company presentation dated March 2016